UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 25, 2024

KINETA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37695	20-8436652
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
7683 SE 27th Street, Suite 481
Mercer Island, WA		98040
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (206) 378-0400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading	Name of each exchange
	Symbol(s)	on which registered
Common Stock, par value $0.001 per share	KANT	OTC Pink Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

As previously disclosed, on July 3, 2024 (the “Effective Date”), Kineta, Inc. (“Kineta” or the “Company”) entered into an exclusivity and right of first offer agreement (the “TuHURA Agreement”) with TuHURA Biosciences, Inc., a Nevada corporation (“TuHURA”). Capitalized terms used but not otherwise defined herein have the meaning set forth in the TuHURA Agreement.

Pursuant to the TuHURA Agreement, among other things, the Company granted TuHURA an exclusive right during the Exclusivity Period to acquire the Company’s worldwide patents, patent rights, patent applications, product and development program assets, technical and business information, and other rights and assets associated with and derived from its development program related to KVA12123, the Company’s VISTA blocking immunotherapy.

In consideration for the Company’s compliance with its obligations set forth in the TuHURA Agreement, TuHURA paid the Company $5.0 million (the “Exclusivity Payment”) in July 2024. In October 2024, TuHURA exercised its right to extend the TuHURA Agreement and paid the Company $300,000 in Exclusivity Payments, which will be credited against the initial cash consideration that may be payable to the Company pursuant to a Definitive Agreement (if any) between the Company and TuHURA and/or its affiliates with respect to a Potential Transaction.

On November 25, 2024, TuHURA issued a press release announcing the entry into a non-binding letter of intent with the Company regarding a potential transaction in which TuHURA would acquire the rights to KVA12123 (the “potential transaction”). The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished under this Item 7.01, including Exhibit 99.1, will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and will not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Cautionary Statements Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The use of words such as, but not limited to, “believe,” “expect,” “estimate,” “project,” “intend,” “future,” “potential,” “continue,” “may,” “might,” “plan,” “will,” “should,” “seek,” “anticipate,” or “could” and other similar words or expressions are intended to identify forward-looking statements. These forward-looking statements include, without limitation, statements relating to the terms and outcome of the potential transaction. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on the Company’s current beliefs, expectations and assumptions regarding the future of the Company’s business, future plans and strategies, and other future conditions. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements.

Such forward-looking statements are subject to a number of material risks and uncertainties including, but not limited to: whether the Company will be able to complete the potential transaction in a timely manner or at all or satisfy the conditions to the consummation of the potential transaction, including the negotiation, completion, and execution of a definitive acquisition or merger agreement (a “definitive agreement”) by the Company’s stockholders; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive agreement; the effect of the announcement or pendency of the potential transaction on the Company’s and TuHURA’s business relationships, performance, and business generally; or whether any transaction, if pursued, will be completed on attractive terms or at all; whether the Company’s cash resources will be sufficient to fund its foreseeable and unforeseeable operating expenses and capital requirements; and those risks set forth under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q as well as discussions of potential risks, uncertainties and other important factors in the Company’s subsequent filings with the U.S. Securities and Exchange Commission (the “SEC”). Any forward-looking statement speaks only as of the date on which it was made. Except as required by law, the Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as result of new information, future events or otherwise.

Important Information About the Potential Transaction and Where to Find It

This Current Report on Form 8-K, including Exhibit 99.1 hereto, discloses that Kineta and TuHURA have entered into a non-binding letter of intent for the potential transaction. The potential transaction, if any, is subject to negotiation, completion, and execution of a definitive agreement, which will contain the full terms and conditions of the potential transaction. If a definitive agreement is entered into by Kineta and TuHURA in connection with the potential transaction, Kineta and TuHURA intend to file a proxy statement/prospectus with the SEC, which is expected to include a joint proxy statement of Kineta and TuHURA and a preliminary prospectus of TuHURA in connection with the potential transaction, referred to as a proxy statement/prospectus. If a proxy statement/prospectus is filed, after the proxy statement prospectus is cleared by the SEC, a definitive proxy statement/prospectus will be mailed or made available to Kineta’s stockholders as of a record date to be established for voting on the transaction and to the stockholders of TuHURA. TuHURA also will file other documents regarding the potential transaction with the SEC. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND OTHER MATERIALS, IF ANY, THAT MAY BE FILED WITH THE SEC IN CONNECTION WITH THE POTENTIAL TRANSACTION CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE POTENTIAL TRANSACTION. THIS CURRENT REPORT ON FORM 8-K IS NOT A SOLICITATION TO STOCKHOLDERS TO APPROVE ANY TRANSACTION.

Investors and stockholders will be able to obtain free copies of the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Kineta through the website maintained by the SEC at www.sec.gov. The documents filed by Kineta with the SEC may also be obtained free of charge at Kineta’s website at visit www.kinetabio.com or upon written request to: Kineta, Inc. 7683 SE 27th Street, Suite 481, Mercer Island, WA 98040.

NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE POTENTIAL TRANSACTION DESCRIBED IN THIS CURRENT REPORT ON FORM 8-K, PASSED UPON THE MERITS OR FAIRNESS OF THE POTENTIAL TRANSACTION OR RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS CURRENT REPORT ON FORM 8-K. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

Participants in the Solicitation

If we solicit proxies for the potential transaction, Kineta and TuHURA and their respective directors and officers and other members of management may, under the SEC rules, be deemed to be participants in the solicitation of proxies from stockholders in connection with the potential transaction and other matters that may be set forth in the proxy statement/prospectus. Information about Kineta’s directors and executive officers is set forth in Kineta’s filings with the SEC, including Kineta’s proxy statement filed with the SEC on April 26, 2024. Additional information regarding the direct and indirect interests, by security holdings or otherwise, of those persons and other persons who may be deemed participants in the solicitation of proxies in the potential transaction may be obtained by reading the proxy statement/prospectus when it becomes available. You may obtain free copies of these documents as described above under “Important Information About the Potential Transaction and Where to Find It.”

No Offer or Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and is not intended to and does not constitute an offer to sell or the solicitation of an offer to buy the securities of Kineta or TuHURA, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release issued by TuHURA Biosciences, Inc., dated November 25, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 25, 2024

Kineta, Inc.

By:	/s/ Craig Philips
Name:	Craig Philips
Title:	President